Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Golden Eagle International. (the "Company") for the period ended December 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mark Bogani, the Principal Executive Officer of the Company, and Philip F. Grey, the Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. §78m or §78o(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 24, 2017	By:	/s/ Robert W. Ferguson
Robert W. Ferguson Chief Executive Officer

By:	/s/ Philip F. (Frank) Grey
Philip F. (Frank) Grey Principal Financial Officer